                                                                  EXHIBIT (g)(3)


                            FORM OF REVISED EXHIBIT A
                       TO THE CUSTODIAN SERVICES AGREEMENT

         THIS EXHIBIT A, dated as of __ __, 2007, is revised Exhibit A to that certain Custodian Services Agreement dated as of May 5, 2003, as amended, between PFPC Trust Company and Aston Funds (f/k/a ABN AMRO Funds). This Exhibit A shall supersede all previous forms of this Exhibit A.

                                   PORTFOLIOS

                    Aston/ABN AMRO Investor Money Market Fund
                       Aston/McDonnell Municipal Bond Fund
                           Aston/TCH Fixed Income Fund
                               Aston Balanced Fund
                           Aston/Optimum Mid Cap Fund
                           Aston/ABN AMRO Growth Fund
                      Aston/Veredus Aggressive Growth Fund
                        Aston/Veredus Select Growth Fund
                      Aston/Montag & Caldwell Balanced Fund
                       Aston/Montag & Caldwell Growth Fund
                           Aston/Veredus SciTech Fund
                        Aston/TAMRO Large Cap Value Fund
                           Aston/TAMRO Small Cap Fund
                         Aston/ABN AMRO Real Estate Fund
                                Aston Value Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                      Aston/TCH Investment Grade Bond Fund
                   Aston/River Road Dynamic Equity Income Fund
                      Aston/River Road Small Cap Value Fund
                    Aston/Optimum Large Cap Opportunity Fund
                       Aston/River Road Small-Mid Cap Fund
                       Aston/Resolution Global Equity Fund
                     Aston/ABN AMRO Global Real Estate Fund
                        Aston/Neptune International Fund
                   Aston/Montag & Caldwell Mid Cap Growth Fund
                       Aston/ClariVest Mid Cap Growth Fund
                        Aston/Barings International Fund
                        Aston/Cardinal Mid Cap Value Fund
                   Aston/SGA International Small-Mid Cap Fund
                         Aston/Smart Allocation ETF Fund
                      Aston/MB Enhanced Equity Income Fund

     PFPC TRUST COMPANY                     ASTON FUNDS



     By:                                    By:
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